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                                                                    EXHIBIT 24.2

                              NCS HEALTHCARE, INC.

                              CERTIFIED RESOLUTION


                  I, Gerald D. Stethem, Chief Financial Officer of NCS HealthCare, Inc., a Delaware corporation (the "Company"), do hereby certify that the following is a true and correct copy of the resolution adopted by the Board of Directors as of October 23, 1998, and that the same have not been changed and remain in full force and effect.


                  RESOLVED FURTHER, that Jon H. Outcalt, Kevin B. Shaw, Gerald
                  D. Stethem, Thomas F. McKee and John J. Jenkins, be, and each of them hereby is, appointed as the attorney of the Company, with full power of substitution and resubstitution for and in the name, place and stead of the Company to sign, attest and file a Registration Statement on Form S-8, or any other appropriate form that may be used from time to time, with respect to the issue and/or sale of the Common Stock, and any and all amendments, post-effective amendments and exhibits to such Registration Statement and any and all applications or other documents to be filed with the Commission, the National Association of Securities Dealers or any automated quotation system of a registered securities association pertaining to the quotation thereon of the Common Stock covered by such Registration Statement or pertaining to such registration and any and all applications or other documents to be filed with any governmental or private agency or official relative to the issuance of said shares of Common Stock, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes and, without implied limitation, including in the above authority to do the foregoing on behalf and in the name of any duly authorized officer of the Company; and that the Authorized Officers be, and each of them hereby is, authorized and directed for and on behalf of the Company to execute a Power of Attorney evidencing the foregoing appointment.





                                                     /s/ Gerald D. Stethem
                                                     --------------------------
                                                         Gerald D. Stethem
                                                         Chief Financial Officer

Dated:  January 19, 1999